Exhibit 10.1

EXECUTION COPY

FINAL SETTLEMENT AGREEMENT

This Final Settlement Agreement is made and entered into this 30th day of December, 2009, by and among Westar Energy, Inc., a Kansas corporation (“Westar”), Westar Industries, Inc., a Delaware corporation and wholly owned subsidiary of Westar (“WII”), Protection One, Inc., a Delaware corporation (“POI”), Protection One Alarm Monitoring, Inc., a Delaware corporation and wholly owned subsidiary of POI (“POAMI” and together with POI, the “POI Parties”), POI Acquisition, L.L.C., a Delaware limited liability company (“POIA”), on behalf of itself and as a successor-in-interest to POI Acquisition I, Inc. (“POIA Inc.”), and Monarch Master Funding Ltd, f/k/a Quadrangle Master Funding Ltd, a Cayman Islands exempted company incorporated with limited liability (“MMFL” and together with POIA and POIA Inc., the “Buyer Parties”), as a successor-in-interest to POIA Inc. (each of Westar, WII, POI, POAMI, POIA and MMFL, a “Party” and  collectively, the “Parties”).

RECITALS

A.  WHEREAS, pursuant to the Purchase Agreement dated December 23, 2003, by and among POIA, WII, and Westar (as amended, the “Purchase Agreement”), POIA, through POIA Inc., purchased an aggregate of 85,291,497 shares of common stock, par value $0.01, of POI from WII, and assumed all of WII’s rights and obligations under the Revolving Credit Agreement dated as of December 21, 1998, by and among WII, POI as guarantor and POAMI;

B.  WHEREAS, pursuant to the Settlement Agreement dated November 12, 2004 by and among Westar, POI, POIA and POIA Inc. (the “Settlement Agreement”), Westar, POI, POIA and POIA Inc. resolved certain outstanding claims relating to the purchase and sale of POI stock;

C.  WHEREAS, the Settlement Agreement identified several events that, if occurring after November 12, 2004 (“Subsequent Events”), could result in POI or Westar becoming entitled to recovery from the other;

D.  WHEREAS, on January 21, 2009, Westar entered into a closing agreement with the Internal Revenue Service (the “Closing Agreement”) for its taxable years 2003 and 2004;

E.  WHEREAS, the Closing Agreement resolved the proper U.S. federal income tax treatment of the sale of POI stock pursuant to the Purchase Agreement, resulting in a refund of U.S. federal income taxes to Westar;

F.  WHEREAS, the refund of U.S. federal income taxes due to a change in the treatment of the sale of POI stock is a Subsequent Event;

G.  WHEREAS, Westar and POI have differing views as to the amount required to be paid under the Settlement Agreement as a result of the occurrence of such Subsequent Event;

H.  WHEREAS, pursuant to the Amended and Restated Service Agreement effective March 1, 2003, between Westar and POAMI, which amended and restated that certain Service Agreement dated on or about April 9, 1999, previously executed between Westar and POAMI (collectively, the “Service Agreement”), Westar agreed to provide certain services to POAMI and its affiliates and subsidiaries;

I.  WHEREAS, pursuant to Section 7.04 of the Purchase Agreement, Westar and POIA agreed that the Service Agreement would be continued for a period of twelve months after the closing, subject to certain terms and conditions;

J.  WHEREAS, Westar, the POI Parties and the Buyer Parties are in disagreement as to the amount, if any, owed by the POI Parties to Westar with respect to the acquisition and use of PeopleSoft software, which acquisition and use Westar claims was provided pursuant to the Service Agreement;

K.  WHEREAS, on or about December 18, 2006, POIA Inc. converted to a Delaware limited liability company immediately after and pursuant to a plan of reorganization whereby POIA Inc. transferred to POI all of the POI common stock owned by it in exchange for an equal number of shares of newly issued POI common stock, and POIA Inc. subsequently distributed that newly-issued common stock to POIA and MMFL in complete liquidation;

L.  WHEREAS, the Parties desire to determine and satisfy with certainty and finality their obligations under the Settlement Agreement, the Purchase Agreement and the Service Agreement, as well as resolve their differences with respect to the acquisition and use of the PeopleSoft software;

NOW THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

IT IS AGREED;

Section 1.  PAYMENT

Westar shall pay to POI the sum of $22,750,000 on December 31, 2009, in immediately available funds by wire transfer to an account designated by POI in writing prior to such date.

Section 2.  RELEASE BY THE POI PARTIES AND THE BUYER PARTIES OF WESTAR AND WII

(a)  Each of the POI Parties and the Buyer Parties (on behalf of itself and all those claiming by, through or under it), for itself, and its officers, directors and stockholders, hereby releases and forever discharges each of Westar and WII, its officers, directors, stockholders, employees, agents, representatives, predecessors, affiliates, successors and assigns, and each of them, from any and all liabilities, claims, demands, debts, actions, causes of action, rights and obligations, whether known or unknown, whether suspected or unsuspected, whether contingent or liquidated, whether by apportionment of fault or otherwise, of every kind, nature or description which it ever had, now has or may hereafter have against any of them, for or by reason of any matter, cause or thing whatsoever arising out of or relating to the Settlement Agreement, the Purchase Agreement, or the Service Agreement.  Each of the POI Parties, the Buyer Parties, Westar and WII intend this discharge and release to be construed broadly.

(b)  Each of POI and the Buyer Parties understands that, under either the Settlement Agreement or the Purchase Agreement, it may in the future become entitled to payments from Westar and/or WII that it is not entitled to as of the date of this Final Settlement Agreement.  Each of POI and the Buyer Parties acknowledges that the payment of $22,750,000 described in Section 1 includes payment by Westar and WII for the estimated value of any amounts each of POI or the Buyer Parties may become entitled to in the future under either the Settlement Agreement or the Purchase Agreement.  As of the date of this Final Settlement Agreement, each of POI and the Buyer Parties hereby releases and fully discharges Westar and WII from any payment obligation it may otherwise become entitled to in the future under either the Settlement Agreement or the Purchase Agreement.  This release and discharge by each of POI and the Buyer Parties is made on behalf of itself and affiliates under its control, and its and their respective successors or assigns and releases and forever discharges each of Westar and WII, its subsidiaries, and its and their respective directors, officers, employees, attorneys, and agents acting in such capacities and all their predecessors, successors, heirs executors, administrators, representatives, and assigns, acting in such capacities. Each of POI, the Buyer Parties, Westar and WII intend this discharge and release to be construed broadly.

(c)  Each of POI and the Buyer Parties understands that, under either the Settlement Agreement or the Purchase Agreement, Westar and/or WII may in the future, after the date of this Final Settlement Agreement, become obligated to take an action or series of actions for the benefit of POI and/or the Buyer Parties.  Such action or actions may include, but are not limited to, notification to POI and/or the Buyer Parties by Westar and/or WII of events that POI and/or the Buyer Parties may have no other way of knowing.  In exchange for the payment of $22,750,000 described in Section 1 of this Final Settlement Agreement, each of POI and the Buyer Parties releases and fully discharges each of Westar and WII from any action or series of actions it may otherwise become obligated to take under either the Settlement Agreement or the Purchase Agreement after the date of this Final Settlement Agreement.  This release and discharge by each of POI and the Buyer Parties is made on behalf of itself and affiliates under its control and its and their respective successors or assigns and releases and forever discharges each of Westar and WII, its subsidiaries, and its and their respective directors, officers, employees, attorneys, and agents acting in such capacities and all their predecessors, successors, heirs executors, administrators, representatives, and assigns, acting in such capacities.  Each of POI, the Buyer Parties, Westar and WII intend this discharge and release to be construed broadly.

Section 3.  RELEASE BY WESTAR AND WII OF THE POI PARTIES AND THE BUYER PARTIES

(a)  Each of Westar and WII (on behalf of itself and all those claiming by, through or under it), for itself, and its officers, directors and stockholders, hereby releases and forever discharges each of the POI Parties and the Buyer Parties, and its officers, directors, stockholders, employees, agents, representatives, predecessors, affiliates, successors and assigns, and each of them, from any and all liabilities, claims, demands, debts, actions, causes of action, rights and obligations, whether known or unknown, whether suspected or unsuspected, whether contingent or liquidated, whether by apportionment of fault or otherwise, of every kind, nature or description which it ever had, now has or may hereafter have against any of them, for or by reason of any matter, cause or thing whatsoever arising out of or relating to the Settlement Agreement, the Purchase Agreement, the Service Agreement and the acquisition or use of PeopleSoft software (whether or not provided pursuant to the Service Agreement).  Each of the POI Parties, the Buyer Parties, Westar and WII intend this discharge and release to be construed broadly.

(b)  Each of Westar and WII understands that, under either the Settlement Agreement or the Purchase Agreement, it may in the future become entitled to payments from POI and/or the Buyer Parties that it is not entitled to as of the date of this Final Settlement Agreement.  As of the date of this Final Settlement Agreement, each of Westar and WII hereby releases and fully discharges each of POI and the Buyer Parties from any payment obligation Westar and/or WII may otherwise become entitled to in the future under either the Settlement Agreement or the Purchase Agreement.  This release and discharge by each of Westar and WII is made on behalf of itself and affiliates under its control, and its and their respective successors or assigns and releases and forever discharges each of POI and the Buyer Parties, its subsidiaries, and its and their respective directors, officers, employees, attorneys, and agents acting in such capacities and all their predecessors, successors, heirs executors, administrators, representatives, and assigns, acting in such capacities.  Each of Westar, WII, POI and the Buyer Parties intend this discharge and release to be construed broadly.

(c)  Each of Westar and WII understands that, under either the Settlement Agreement or the Purchase Agreement, POI and/or the Buyer Parties may in the future, after the date of this Final Settlement Agreement, become obligated to take an action or series of actions for the benefit of Westar and/or WII.  Such action or actions may include, but are not limited to, notification to Westar and/or WII by POI and/or the Buyer Parties of events that Westar and/or WII may have no other way of knowing.  Each of Westar and WII releases and fully discharges each of POI and the Buyer Parties from any action or series of actions it may otherwise become obligated to take under either the Settlement Agreement or the Purchase Agreement after the date of this Final Settlement Agreement.  This release and discharge by each of Westar and WII is made on behalf of itself and affiliates under its control and its and their respective successors or assigns and releases and forever discharges each of POI and the Buyer Parties and its subsidiaries and its and their respective directors, officers, employees, attorneys, and agents acting in such capacities and all their predecessors, successors, heirs executors, administrators, representatives, and assigns, acting in such capacities.  Each of Westar, WII, POI and the Buyer Parties intend this discharge and release to be construed broadly.

Section 4.  REPRESENTATIONS AND WARRANTIES OF THE POI PARTIES

Each of the POI Parties represents and warrants that:

(a)  it is a corporation validly existing and in good standing under the laws of the State of Delaware;

(b)  it has all corporate power and authority to execute and deliver this Final Settlement Agreement and to perform its obligations hereunder;

(c)  its execution, delivery and performance of this Final Settlement Agreement, and its consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, including by its board of directors;

(d)  this Final Settlement Agreement has been duly and validly executed and delivered by it and (assuming the due authorization, execution and delivery hereof by the other Parties) constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

(e)   its execution and delivery of this Final Settlement Agreement, its consummation of the transactions contemplated hereby, and its compliance with any of the provisions hereof will not conflict with, constitute a default under or violate (x) any of the terms, conditions or provisions of its articles of incorporation or by-laws, (y) any of the terms, conditions or provisions of any document, agreement or other instrument to which it is a party or by which its property is bound, or (z) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it or its property; and

(f)  no consent, approval, waiver, license or authorization or other action by, or filing with, any court or governmental agency, commission or authority is required in connection with its execution and delivery of this Final Settlement Agreement, its consummation of the transactions contemplated hereby, or its compliance with any of the provisions thereof.

Section 5.  REPRESENTATIONS AND WARRANTIES OF POIA

POIA represents and warrants that:

(a)  it is a limited liability company validly existing and in good standing under the laws of the State of Delaware;

(b)  it has all power and authority to execute and deliver this Final Settlement Agreement and to perform its obligations hereunder;

(c)  its execution, delivery and performance of this Final Settlement Agreement, and its consummation of the transactions contemplated hereby, have been duly authorized by all necessary action, including by its members;

(d)  this Final Settlement Agreement has been duly and validly executed and delivered by it and (assuming the due authorization, execution and delivery hereof by the other Parties) constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

(e)   its execution and delivery of this Final Settlement Agreement, its consummation of the transactions contemplated hereby, and its compliance with any of the provisions hereof will not conflict with, constitute a default under or violate (x) any of the terms, conditions or provisions of its organizational documents, (y) any of the terms, conditions or provisions of any document, agreement or other instrument to which it is a party or by which its property is bound, or (z) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it or its property; and

(f)  no consent, approval, waiver, license or authorization or other action by, or filing with, any court or governmental agency, commission or authority is required in connection with its execution and delivery of this Final Settlement Agreement, its consummation of the transactions contemplated hereby, or its compliance with any of the provisions thereof.

Section 6.  REPRESENTATIONS AND WARRANTIES OF MMFL

MMFL represents and warrants that:

(a)  it is a Cayman Islands exempted company incorporated with limited liability;

(b)  it has all power and authority to execute and deliver this Final Settlement Agreement and to perform its obligations hereunder;

(c)  its execution, delivery and performance of this Final Settlement Agreement, and its consummation of the transactions contemplated hereby, have been duly authorized by all necessary action, including by its owners;

(d)  this Final Settlement Agreement has been duly and validly executed and delivered by it and (assuming the due authorization, execution and delivery hereof by the other Parties) constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

(e)   its execution and delivery of this Final Settlement Agreement, its consummation of the transactions contemplated hereby, and its compliance with any of the provisions hereof will not conflict with, constitute a default under or violate (x) any of the terms, conditions or provisions of its organizational documents, (y) any of the terms, conditions or provisions of any document, agreement or other instrument to which it is a party or by which its property is bound, or (z) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it or its property; and

(f)  no consent, approval, waiver, license or authorization or other action by, or filing with, any court or governmental agency, commission or authority is required in connection with its execution and delivery of this Final Settlement Agreement, its consummation of the transactions contemplated hereby, or its compliance with any of the provisions thereof.

Section 7.  REPRESENTATIONS AND WARRANTIES OF WESTAR AND WII

Each of Westar and WII represents and warrants that:

(a)  it is a corporation validly existing and in good standing under the laws of the State of Kansas (in the case of Westar) and the State of Delaware (in the case of WII);

(b)  it has all corporate power and authority to execute and deliver this Final Settlement Agreement and to perform its obligations hereunder;

(c)  its execution, delivery and performance of this Final Settlement Agreement, and its consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, including by its board of directors;

(d)  this Final Settlement Agreement has been duly and validly executed and delivered by it and (assuming the due authorization, execution and delivery hereof by the other Parties) constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity);

(e)  its execution and delivery of this Final Settlement Agreement, its consummation of the transactions contemplated hereby, and its compliance with any of the provisions hereof will not conflict with, constitute a default under or violate (x) any of the terms, conditions or provisions of its articles of incorporation or by-laws, (y) any of the terms, conditions or provisions of any document, agreement or other instrument to which it is a party or by which its property is bound, or (z) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on it or its property; and

(f)  no consent, approval, waiver, license or authorization or other action by, or filing with, any court or governmental agency, commission or authority is required in connection with its execution and delivery of this Final Settlement Agreement, its consummation of the transactions contemplated hereby, or its compliance with any of the provisions thereof.

Section 8.  MISCELLANEOUS

(a)  The failure of any Party to insist upon strict adherence to any term of this Final Settlement Agreement on any occasion shall not be considered a waiver of its rights or deprive it of the right thereafter to insist upon strict adherence to that term or any other term of this Final Settlement Agreement.

(b)  Except as otherwise provided herein, all costs and expenses incurred in connection with this Final Settlement Agreement shall be paid by the Party incurring such cost or expense.

(c)  This Final Settlement Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

(d)  Each Party agrees that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Final Settlement Agreement or the transactions contemplated hereby shall be brought in any federal court located in Delaware or any Delaware state court, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Final Settlement Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware.  Each Party hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(e)  Each Party hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Final Settlement Agreement.

(f)  Any modification of this Final Settlement Agreement shall not be valid or enforceable unless in writing and signed by all Parties.  It is expressly agreed that this Final Settlement Agreement cannot be modified orally, by course of dealing, or by implied agreement.

(g)  Each Party agrees that this Final Settlement Agreement may be executed in one or more counterparts and all such counterparts taken together shall constitute one and the same agreement.  Each Party further agrees that fax or pdf copies of this Final Settlement Agreement in counterpart or otherwise bearing signatures of each Party may be treated as executed original documents.

(h)  Each Party acknowledges that it is represented by counsel in connection with this Final Settlement Agreement, that it has in fact consulted with counsel concerning this Final Settlement Agreement, and that, after such consultations, it fully understands the terms of this Final Settlement Agreement and executes it freely and voluntarily, intending fully to be bound hereby.

(i)  Each Party acknowledges that money damages alone may not be adequate to remedy a breach of this Final Settlement Agreement.  Each Party hereby consents to the specific performance of this Final Settlement Agreement.  In the event that legal action is instituted to enforce this Final Settlement Agreement, the prevailing Party shall be entitled to recover from each non-prevailing Party (on a joint and several basis) all costs and expenses of litigation, including without limitation court costs and reasonable attorneys’ fees.

(j)  This Final Settlement Agreement constitutes the complete agreement among the Parties with respect to the subject matter of this Final Settlement Agreement, and all promises, representations, understandings, warranties, and agreements with reference to the subject matter of this Final Settlement Agreement and all inducements to the making of this Final Settlement Agreement relied upon by the Parties have been fully expressed in this Final Settlement Agreement.  Each Party expressly acknowledges that, other than as set out in this Final Settlement Agreement, it is not relying on any representation or warranty of any other Party in entering into this Final Settlement Agreement.

(k)  This Final Settlement Agreement may not be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of each of the other Parties.  This Final Settlement Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective successors and permitted assigns.

(l)  Other than the provisions of Sections 2 and 3 with respect to which the persons released thereby are intended third-party beneficiaries, the provisions of this Final Settlement Agreement are solely for the benefit of the Parties and are not intended to confer upon any other person any rights or remedies hereunder, and there are no other third-party beneficiaries of this Final Settlement Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Final Settlement Agreement as of the day and year first above written.

WESTAR ENERGY, INC.

By:	/s/ Mark A. Ruelle
	Name:	Mark A. Ruelle
	Title:	Executive Vice President and
Chief Financial Officer

Date:	12/30/2009

WESTAR INDUSTRIES, INC.

By:	/s/ Mark A. Ruelle
	Name:	Mark A. Ruelle
	Title:	Vice President
Date:	12/30/2009

PROTECTION ONE, INC.

By:	/s/ J. Eric Griffin
	Name:	Eric Griffin
	Title:	Vice President and Secretary

Date:	12/30/09

PROTECTION ONE ALARM MONITORING, INC.

By:	/s/ J. Eric Griffin
	Name:	Eric Griffin
	Title:	Vice President and Secretary

Date:	12/30/09

POI ACQUISITION, L.L.C.

By:	/s/ Michael Huber
	Name:	Michael Huber
	Title:	Managing Member

Date:	12/30/09

MONARCH MASTER FUNDING LTD

By:	Monarch Alternative Capital LP, its advisor

By:	/s/ Andrew J. Herenstein
	Name:	Andrew J. Herenstein
	Title:	Managing Principal

Date:	12/30/2009